                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY


   This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Rite Aid Corporation (the "Company") made pursuant to the Prospectus, dated _____, 1998 (the "Prospectus"), if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. This form may be delivered or transmitted by facsimile transmission, mail or hand delivery to Harris Trust and Savings Bank (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Restricted Drs. pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

               Delivery To:  HARRIS TRUST AND SAVINGS BANK, EXCHANGE AGENT

Facsimile Transmission Number:                  By Hand/Overnight Delivery             By Registered or Certified Mail:
------------------------------                  --------------------------             --------------------------------
(For Eligible Institutions Only)                Harris Trust and Savings Bank          Harris Trust and Savings Bank
     (212) 701-7636                               c/o Harris Trust Company               c/o Harris Trust Company
                                                       of New York                              of New York
      For General Information                         88 Pine Street                           P.O. Box 1010
      -----------------------                           19th Floor                          Wall Street Station
              and to                              New York, NY  10268-1010                  New York, NY  10005
              ------
 Confirm Receipt of Facsimile by
 -------------------------------
              Telephone:
              ----------
            (212) 701-7624

          (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight courier)

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Restricted Drs. set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Outstanding Drs. Tendered:/*/


$--------------------------------------------------


Provide account number for Restricted Drs.
to be delivered by book-entry transfer to the Depository Trust Company.


Account Number ------------------------------------











-------------------------
/*/Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.


                                PLEASE SIGN HERE


X_______________________________________________________________________________

X_______________________________________________________________________________
     Signature(s) of Owner(s)                                Date
     or Authorized Signatory

     Area Code and Telephone Number:

     Must be signed by the holder(s) of Restricted Drs. as their name(s) appear(s) on a security position listing or by person(s) authorized to become registered holder(s) by documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or the person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)


Name(s):________________________________________________________________________

Capacity:_______________________________________________________________________

Address(es):____________________________________________________________________

      __________________________________________________________________________

                                   GUARANTEE

     The undersigned, a member or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, on an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that timely confirmation of the book-entry transfer of such Restricted Drs. into the Exchange Agent's account at the Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer-- Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three business days after the date of the delivery hereof.

Name of Firm:-----------------------------------------------------------------

Authorized Signature:---------------------------------------------------------

Title:------------------------------------------------------------------------

Name:-------------------------------------------------------------------------

Address:----------------------------------------------------------------------
                              (Please Type or Print)

Area Code and Tel. No.--------------------------------------------------------

Dated:------------------------------------------------------------------------